SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2013 (January 9, 2013)

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

 (Exact name of Company as specified in its charter)

Nevada	000-54524	30-0678378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
P.O. Box 21101 Orchard Park, Kelowna, British Columbia, Canada, V1Y 9N8 (Address of principal executive offices) Phone: (205) 864-5377 (Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

Form 8-K

Current Report

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignations

Effective January 9, 2013, Jesse Keller (“Mr. Keller”) resigned as the Chief Financial Officer, Secretary and Treasurer of Appiphany Technologies Holdings Corp., a Nevada corporation (the “Company”).  Mr. Keller shall continue in his positions as President, Chief Executive Officer and a Director of the Company.

Appointments

On January 9, 2013, Allen Szeliga (“Mr. Szeliga”) was appointed to serve as the Company’s Chief Financial Officer and on January 10, 2013, Mr. Szeliga accepted such appointment.  The biography for Mr. Szeliga is set forth below.

On January 9, 2013, Richard M. Smith (“Mr. Smith”) was appointed to serve as the Company’s Secretary and Treasurer and on January 10, 2013, Mr. Smith accepted such appointment.  The biography for Mr. Smith is set forth below.

ALLEN SZELIGA.  Mr. Szeliga has had extensive finance and accounting experience as a Certified General Accountant since 1998, with two major forest products companies in Canada, Riverside Forest Products Limited, from March 2004 to June 2005, a publicly traded company on the TSX and Tolko Industries Ltd., from July 2005 to August 2007, a privately held company which acquired Riverside. Mr. Szeliga articled with Riverside, while attaining the CGA designation, in increasingly senior accounting roles. Mr. Szeliga has honed his skills working in the trenches with these businesses and other business leaders including mergers and acquisitions. His mergers and acquisitions activities have ranged from identifying and researching potential acquisitions, to hands on integration of acquired companies.  Mr. Szeliga was also a founding partner in a finance consulting company, DFS Executive Resources, where he worked from September 2007 to March 2009, that specializes in on site financing for heavy equipment dealerships.  Having a keen interest in corporate governance, Mr. Szeliga has also worked with smaller public companies as CFO, including Darford International Inc. from March 2009 to September 2012 and CanAM Pet Treats Inc. from October 2012 to present.

RICHARD M. SMITH.  Mr. Smith has over 20 years of experience in the investment industry with a specialty in micro cap IPOs and mergers.  His extensive knowledge of the investment industry was garnered from years of experience in all areas of the industry including a two-year tenure from 2007 to 2009 as Manager of Listings for Western Canada for the Canadian National Stock Exchange.  He was a pioneer in cross listing companies between North America and Europe and was the first to list a CNSX traded company on the Berlin Stock Exchange in 2007.  In July 2009, Mr. Smith founded Wingrave Capital Corp. in British Columbia and served as its Managing Director from 2009 to 2012.  While working for Wingrave, Mr. Smith was responsible for listing companies on various stock exchanges and assisting companies with fundraising.  In 2012, Mr. Smith co-founded Smith Jones Capital and has served as a Director from 2012 to present.  His responsibilities at Smith Jones include listing companies on various stock exchanges and assisting companies with fundraising, market liquidity and investor awareness.  His wide range of knowledge and contacts have made him invaluable, being able to advise companies on market and funding strategies and seeing they get executed in a timely manner.  Mr. Smith will be responsible for issues relating to the public market and providing funding to move the Appiphany business plan forward.

Family Relationships

There are no family relationships among our officers, directors or persons nominated for such positions.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPIPHANY TECHNOLOGIES HOLDINGS CORP.
Date: January 23, 2013	By: /s/ Jesse Keller
Jesse Keller
Chief Executive Officer & President